SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts (Address of principal executive offices)	01730 (Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

     On July 23, 2003, RSA Security Inc. issued a press release announcing the resolution of a Securities and Exchange Commission inquiry. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     See the Exhibit Index attached to this Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2003	RSA Security Inc.

(Registrant)

By: /s/Jeffrey D. Glidden

Jeffrey D. Glidden Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 23, 2003, announcing the resolution of a Securities and Exchange Commission inquiry.